--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                    PRINCIPAL
                                   RETURN FUND
                            SECURITY AND GROWTH FUND
--------------------------------------------------------------------------------

               CLASSIC SERIES | ANNUAL REPORT | NOVEMBER 30, 2002

                 [LOGO] Smith Barney
                        Mutual Funds
                 Your Serious Money Professionally Managed.(SM)

--------------------------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
--------------------------------------------------------------------------------

[PHOTO OMITTED]

R. JAY
GERKEN

Chairman, President
and Chief Executive
Officer

Dear Shareholder,

Please allow me to introduce myself as the new Chairman of the Board, President and Chief Executive Officer of the Smith Barney Principal Return Fund -- Security and Growth Fund ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney's new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team by providing you with these shareholder letters semi-annually.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the States of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended November 30, 2002. In this report, the management team summarizes what it believes to be the period's prevailing economic and market conditions and outlines the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and
Chief Executive Officer


      1   Security and Growth Fund  |  2002 Annual Report to Shareholders

[PHOTO OMITTED]

JOHN G.
GOODE

Vice President and
Investment Officer

Performance Review

For the year ended November 30, 2002, the Fund's net asset value per share, without sales charges, returned negative 12.59%. In comparison, the Russell 2000 Index(1) and the Lehman Brothers Intermediate Term Government Bond Index(2) returned negative 10.60% and 7.13%, respectively, for the same period.

Investment Strategy

The Fund invests sufficient amounts in zero coupon U.S. Treasury securities to provide a return of the shareholder's original investment (including sales charges) by the Fund's maturity date at August 31, 2005. The remaining assets of the Fund are invested to seek long-term appreciation of capital.

Portfolio Manager Market Overview

This last year was a difficult one for the Fund, coming after the Fund performed well in both absolute and relative terms in 2000 and 2001, which were down years for most major stock market indexes. We believe that the Fund's holdings of zero coupon U.S. Treasury securities with an August 2005 maturity cushioned the blow somewhat this year, but less so than we would have liked.

We believe the present bear market dates from March 2000. The logical question any investor might ask would be "why did the Fund distinguish itself in 2000 and 2001 yet post a substantial decline in the recently completed fiscal 2002?" We believe that there are several reasons for this.

We believe that it is now clear that the terrorist attacks of September 11, 2001 had a more lasting impact on business prospects than we originally had expected. Secondly, we feel that the excesses of the previous bull market included more than just excess enthusiasm for common stocks and inflated valuations. A whole host of corporate governance issues developed within the business culture of the late 1990s that carried significant risk for investors. For much of 2002, news of high-profile corporate misdeeds filled the headlines. It is now apparent that in some

----------
(1) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(2) The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. government Treasury and agency securities. Please note that an investor cannot invest directly in an index.


      2   Security and Growth Fund  |  2002 Annual Report to Shareholders
cases, accounting and other techniques were used to make companies' earnings look better than they were. With this, equity valuations on Wall Street were marked down sharply, almost across the board in 2002. In retrospect, we believe that there was really no place for investors to seek a haven in the equity markets during the past year, especially during the summer of 2002.

Portfolio Manager Fund Overview

We believe that since May and June of 2002, more economically sensitive companies generally performed much worse than consumer stocks. We saw that industrial, technology, and some consumer discretionary stocks, as well as selected healthcare company stocks, generally declined more than the market as a whole. It is our belief that consumer stocks have held up well because of lower interest rates and the benefits of record refinancings of mortgages, which has provided additional spending power for the consumer. However, going forward, we believe interest rates will continue to hover near or somewhat above their lows for the next ten years and that consumer stocks may not benefit from additional rate reductions. We believe more economically sensitive stocks will do much better on a relative and absolute basis over the next few years.

We feel that this investment approach, even though we believe it is the correct one for the next three-to-five years, probably had a negative effect on the Fund's results in the recently completed fiscal year. Many stocks we believed were attractive tended to become even more reasonably priced in our view, especially during the third calendar quarter of 2002.

The most significant new purchases or additions to the Fund's existing positions included shares of AOL Time Warner Inc., LSI Logic Corp., Motorola, Inc., RealNetworks, Inc., Unisys Corp., Radian Group Inc., ICN Pharmaceuticals, Inc., Solectron Corp., Cepheid, Inc., Agilent Technologies, Inc., Cabot Corp., McDonald's Corp. and Cablevision Systems NY Group. These purchases generally were made at prices well below previous highs. We believe that most purchases were consistent with our efforts to focus on companies that we believe would do considerably better in an improving stock market.


      3   Security and Growth Fund  |  2002 Annual Report to Shareholders

Significant sales or reductions in existing positions included BJ Services Co., First American Corp., Federal Agricultural Mortgage Corp., Countrywide Credit Industries, Inc., Equifax Inc., Allegheny Technologies, Inc., Concord Camera Corp. and Varco International, Inc. We felt that BJ Services Co., Federal Agricultural Mortgage Corp. and Countrywide Credit Industries, Inc. had reached prices that represented fair value. The other sales were based on the belief that better alternatives existed elsewhere in the market.

Portfolio Manager Fund Outlook

Over the next 12 months, we expect an improving stock market, driven by the unprecedented monetary stimulus already in effect and likely new fiscal initiatives. Whether the U.S. moves into Iraq or not, we think the next step for oil prices is approximately $20 per barrel. Oil prices, for much of 2002, were approximately $28-$30 per barrel. If scenarios develop as we expect, lower oil prices, in effect, would be a large tax reduction for the world economy, especially for developing nations that are more oil dependent.

We think a bear market in Treasury bonds will develop as interest rates move higher. Corporate and lower quality bonds may fare better as reduced yield spreads(3) (Corporate-Treasury yields) may offset rising interest rates. We believe that with Treasury yields likely to move 75-100 basis points(4) higher, so too will mortgage rates, which typically key off of the 10-year U.S. Treasury note yield. As such, the housing market may be less robust than in recent years. If these scenarios do in fact happen, we expect that money should be flowing toward stocks and away from the other more popular alternatives of recent years.

As stated earlier, we believe stocks that are more sensitive to the nation's level of economic activity may do especially well going forward. Additionally, if legislation to mitigate the double taxation of dividends passes, companies providing secure yields above 3% may also become a more attractive segment of the stock market.

----------
(3) Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
(4)   A basis point is one one-hundredth (1/100 or 0.01) of one percent.


      4   Security and Growth Fund  |  2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Principal Return Fund -- Security and Growth Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ John G. Goode


John G. Goode
Vice President and
Investment Officer

December 16, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 8 and 9 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio manager's views are as of November 30, 2002 and are subject to change.


      5   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Historical Performance
================================================================================

                        Net Asset Value
                      ------------------
                      Beginning    End       Income   Capital Gain    Total
Year Ended             of Year   of Year   Dividends  Distributions  Returns(1)+
================================================================================
11/30/02                $10.24    $ 8.46     $0.24       $0.32        (12.59)%
--------------------------------------------------------------------------------
11/30/01                  9.92     10.24      0.29        0.34          9.60
--------------------------------------------------------------------------------
11/30/00                  9.56      9.92      0.39        3.40         43.74
--------------------------------------------------------------------------------
11/30/99                  8.73      9.56      0.31        0.00         13.47
--------------------------------------------------------------------------------
11/30/98                 10.12      8.73      0.28        0.08        (10.43)
--------------------------------------------------------------------------------
11/30/97                 10.22     10.12      0.03        1.75         16.42
--------------------------------------------------------------------------------
11/30/96                 10.68     10.22      0.62        0.99         11.15
--------------------------------------------------------------------------------
3/30/95* - 11/30/95       9.60     10.68      0.00        0.14         12.70++
================================================================================
Total                                        $2.16       $7.02
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns+
================================================================================

                                               Without               With
                                          Sales Charges(1)     Sales Charges(2)
================================================================================
Year Ended 11/30/02                            (12.59)%               N/A
--------------------------------------------------------------------------------
Five Years Ended 11/30/02                        6.96                 N/A
--------------------------------------------------------------------------------
3/30/95* through 11/30/02                        9.75                9.17%
================================================================================

================================================================================
Cumulative Total Return+
================================================================================

                                                           Without
                                                      Sales Charges(1)
================================================================================
3/30/95* through 11/30/02                                  104.13%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 4.00% which was applicable only during the initial offering period.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


      6   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                   Value of $10,000 Invested in Shares of the
               Security and Growth Fund vs. Russell 2000 Index and
            Lehman Brothers Intermediate Term Government Bond Index+

--------------------------------------------------------------------------------

                           March 1995 -- November 2002

  [The following table was depicted as a line chart in the printed material.]

                                         Lehman Brothers
                   Security and         Intermediate Term         Russell 2000
                   Growth Fund        Government Bond Index           Index
                   -----------        ---------------------           -----
   3/30/95             9600                   10000                  10000
     11/95            10819                   10877                  11963
     11/96            12025                   11493                  13938
     11/97            14000                   12214                  17201
     11/98            12540                   13306                  16062
     11/99            14229                   13466                  18579
     11/00            20454                   14798                  19488
     11/01            22418                   16407                  20427
11/30/2002            19597                   17578                  18261

+ Hypothetical illustration of $10,000 invested in shares of the Fund on March 30, 1995 (commencement of operations), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2002. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest companies in the Russell 3000 Index. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. government Treasury and agency securities. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


      7   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        November 30, 2002
================================================================================

    SHARES                          SECURITY                            VALUE
================================================================================

COMMON STOCK -- 46.2%
Aerospace/Defense -- 1.5%
    39,200       Raytheon Co.                                        $ 1,143,464
--------------------------------------------------------------------------------
Basic Materials -- 1.2%
    83,800       RTI International Metals, Inc.+                         959,510
--------------------------------------------------------------------------------
Broadcasting and Cable -- 1.9%
    88,120       Cablevision Systems NY Group, Class A Shares+*        1,490,109
--------------------------------------------------------------------------------
Building/Construction -- 1.7%
    95,700       Clayton Homes, Inc.*                                  1,290,036
--------------------------------------------------------------------------------
Chemicals -- 4.4%
    22,600       Cabot Corp.                                             572,458
    58,800       Engelhard Corp.                                       1,425,312
    39,200       Rohm and Haas Co.                                     1,387,288
--------------------------------------------------------------------------------
                                                                       3,385,058
--------------------------------------------------------------------------------
Consumer Products and Services -- 0.5%
    70,000       Concord Camera Corp.+                                   422,100
--------------------------------------------------------------------------------
Electronics - Semiconductor -- 5.1%
   278,700       hi/fn, inc.+*                                         1,858,929
    80,000       LSI Logic Corp.+*                                       663,200
   300,000       Solectron Corp.+                                      1,386,000
--------------------------------------------------------------------------------
                                                                       3,908,129
--------------------------------------------------------------------------------
Energy -- 1.9%
    31,100       Anadarko Petroleum Corp.                              1,467,920
--------------------------------------------------------------------------------
Financial Services -- 2.9%
    29,200       Countrywide Financial Corp.                           1,439,560
    20,000       Radian Group Inc.                                       818,000
--------------------------------------------------------------------------------
                                                                       2,257,560
--------------------------------------------------------------------------------
Healthcare -- 3.5%
    63,500       Aphton Corp.+                                           170,180
    50,000       Bentley Pharmaceuticals, Inc.+*                         470,000
    70,000       ICN Pharmaceuticals, Inc.                               822,500
   100,000       The Med-Design Corp.+*                                  718,000
   382,200       United American Healthcare Corp.+                       533,169
--------------------------------------------------------------------------------
                                                                       2,713,849
--------------------------------------------------------------------------------
Leisure -- 8.1%
    78,400       Callaway Golf Co.                                     1,053,696
    85,700       Carnival Corp.*                                       2,403,885
    92,200       Hasbro, Inc.                                          1,182,004
    76,600       Mattel, Inc.                                          1,579,492
--------------------------------------------------------------------------------
                                                                       6,219,077
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


      8   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        November 30, 2002
================================================================================

    SHARES                          SECURITY                            VALUE
================================================================================

Restaurants -- 0.1%
     4,200       McDonald's Corp.                                    $    77,700
--------------------------------------------------------------------------------
Technology -- 10.7%
    30,000       Adobe Systems Inc.                                      885,900
    45,000       Agilent Technologies, Inc.+                             873,450
    50,000       AOL Time Warner Inc.+                                   818,500
   220,500       Cepheid, Inc.+*                                       1,347,255
    20,000       Honeywell International Inc.                            517,400
   100,000       MarketWatch.com, Inc.+                                  501,000
   150,000       Maxtor Corp.+                                           813,000
   137,000       Micromuse Inc.+                                         615,130
   196,000       RealNetworks, Inc.+*                                    756,560
    98,000       Unisys Corp.+                                         1,097,600
--------------------------------------------------------------------------------
                                                                       8,225,795
--------------------------------------------------------------------------------
Telecommunications -- 1.6%
    50,000       Motorola, Inc.                                          569,000
    35,000       Nokia Oyj, Sponsored ADR                                672,350
--------------------------------------------------------------------------------
                                                                       1,241,350
--------------------------------------------------------------------------------
Utilities -- 1.1%
    98,000       El Paso Corp.                                           834,960
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $35,286,582)                                35,636,617
================================================================================

    FACE
   AMOUNT                           SECURITY                            VALUE
================================================================================
U.S. TREASURY STRIPS -- 53.5%
$44,000,000      U.S. Treasury Strip, zero coupon due 8/15/05
                 (Cost -- $36,183,881)                                41,197,332
================================================================================
REPURCHASE AGREEMENT -- 0.3%
   228,000       Merrill Lynch & Co., Inc., 1.300% due 12/2/02;
                   Proceeds at maturity -- $228,025; (Fully
                   collateralized by U.S. Treasury Strips, 0.000%
                   to 8.750% due 2/15/13 to 11/15/27; Market
                   value -- $234,840) (Cost -- $228,000)                 228,000
================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $71,698,463**)                             $77,061,949
================================================================================

+     Non-income producing security.
*     All or a portion of this security is on loan (See Note 6).
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


      9   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            November 30, 2002
================================================================================

ASSETS:
   Investments, at value (Cost -- $71,698,463)                     $ 77,061,949
   Cash                                                                     407
   Collateral for securities on loan (Note 6)                         8,949,717
   Receivables for securities sold                                      286,877
   Dividends and interest receivable                                     34,510
--------------------------------------------------------------------------------
   Total Assets                                                      86,333,460
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 6)                            8,949,717
   Management fee payable                                                29,496
   Payable for securities purchased                                      24,029
   Distribution fees payable                                             21,510
   Payable for Fund shares purchased                                      3,156
   Accrued expenses                                                      93,663
--------------------------------------------------------------------------------
   Total Liabilities                                                  9,121,571
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 77,211,889
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                      $      9,123
   Capital paid in excess of par value                               77,746,030
   Undistributed net investment income                                2,206,913
   Accumulated net realized loss from security transactions,
     options and foreign currencies                                  (8,113,663)
   Net unrealized appreciation of investments                         5,363,486
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 77,211,889
================================================================================
Shares Outstanding                                                    9,123,048
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                             $       8.46
================================================================================

                       See Notes to Financial Statements.


      10   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended November 30, 2002
================================================================================

INVESTMENT INCOME:
   Interest                                                        $  2,596,111
   Dividends                                                            499,330
   Less: Foreign withholding tax                                        (10,528)
--------------------------------------------------------------------------------
   Total Investment Income                                            3,084,913
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                              434,188
   Distribution fees (Note 2)                                           217,094
   Shareholder and system servicing fees                                107,702
   Audit and legal                                                       42,130
   Shareholder communications                                            24,339
   Custody                                                               24,067
   Trustees' fees                                                        18,350
   Other                                                                  6,207
--------------------------------------------------------------------------------
   Total Expenses                                                       874,077
--------------------------------------------------------------------------------
Net Investment Income                                                 2,210,836
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)         (7,848,996)
     Options written                                                     (3,919)
     Options purchased                                                   44,075
     Foreign currency transactions                                        4,337
--------------------------------------------------------------------------------
   Net Realized Loss                                                 (7,804,503)
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation:
     Beginning of year                                               11,643,887
     End of year                                                      5,363,486
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (6,280,401)
--------------------------------------------------------------------------------
Net Loss on Investments, Options and Foreign Currencies             (14,084,904)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(11,874,068)
================================================================================

                       See Notes to Financial Statements.


      11   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Statement of Changes in Net Assets
================================================================================

                                                      For the Years Ended November 30,
                                                            2002             2001
======================================================================================
OPERATIONS:
  Net investment income                                $   2,210,836    $   2,615,744
  Net realized gain (loss)                                (7,804,503)       3,040,819
  Increase (decrease) in net unrealized appreciation      (6,280,401)       3,927,296
--------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations      (11,874,068)       9,583,859
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   (2,362,611)      (2,940,407)
  Net realized gains                                      (3,107,104)      (3,400,830)
--------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                         (5,469,715)      (6,341,237)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                            10,598           12,499
  Net asset value of shares issued
    for reinvestment of dividends                          5,281,435        6,127,650
  Cost of shares reacquired                              (11,143,275)     (11,309,024)
--------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                               (5,851,242)      (5,168,875)
--------------------------------------------------------------------------------------
Decrease in Net Assets                                   (23,195,025)      (1,926,253)

NET ASSETS:
  Beginning of year                                      100,406,914      102,333,167
--------------------------------------------------------------------------------------
  End of year*                                         $  77,211,889    $ 100,406,914
======================================================================================
*  Includes undistributed net investment income of:    $   2,206,913    $   2,359,337
======================================================================================

                       See Notes to Financial Statements.


      12   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Security and Growth Fund ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At November 30, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under


      13   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

income tax regulations. Accordingly, a portion of undistributed net investment income of $111 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), through its Davis Skaggs Investment Management division, acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended November 30, 2002, the Fund paid transfer agent fees of $98,495 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. For the year ended November 30, 2002, SSB and its affiliates received $180 in brokerage commissions.

Pursuant to a Shareholder Service Plan, the Fund pays SSB a service fee calculated at an annual rate of 0.25% of the average daily net assets.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.


      14   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

3. Investments

During the year ended November 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $23,401,763
--------------------------------------------------------------------------------
Sales                                                                 35,281,483
================================================================================

At November 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $12,076,249
Gross unrealized depreciation                                        (7,192,617)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 4,883,632
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.


      15   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

At November 30, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended November 30, 2002, the Fund entered into the following covered call option transactions:

                                                       Number of
                                                       Contracts      Premiums
================================================================================
Options written, outstanding at November 30, 2001          --        $      0
Options written                                           340          25,336
Options cancelled in closing purchase transactions       (260)        (19,096)
Options expired                                           (80)         (6,240)
--------------------------------------------------------------------------------
Options written, outstanding at November 30, 2002          --        $      0
================================================================================


      16   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At November 30, 2002, the Fund loaned stocks having a market value of $8,391,959. The Fund received cash collateral amounting to $8,949,717 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended November 30, 2002 was $20,291.

7. Capital Loss Carryforward

At November 30, 2002, the Fund had, for Federal income tax purposes, approximately $6,727,000 of capital loss carryforwards available to offset future capital gains, expiring in 2010. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


      17   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

8. Income Tax Information and Distributions to Shareholders

At November 30, 2002, the tax basis components of distributable earnings were:

================================================================================
Undistributed ordinary income                                        $2,210,298
--------------------------------------------------------------------------------
Accumulated capital loss                                             (6,726,541)
--------------------------------------------------------------------------------
Unrealized appreciation                                               4,883,632
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation for the Fund is attributable primarily to wash sale and straddle loss deferrals.

In addition the Fund had $909,724 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid during the year ended November 30, 2002 was:

================================================================================
Ordinary income                                                       $5,469,715
Long-term capital loss                                                        --
--------------------------------------------------------------------------------
Total                                                                 $5,469,715
================================================================================

9. Shares of Beneficial Interest

At November 30, 2002, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                       Year Ended              Year Ended
                                    November 30, 2002       November 30, 2001
================================================================================
Shares sold                                1,090                    1,214
Shares issued on reinvestment            545,040                  592,427
Shares reacquired                     (1,232,490)              (1,099,684)
--------------------------------------------------------------------------------
Net Decrease                            (686,360)                (506,043)
================================================================================


      18   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

                                          2002         2001         2000         1999         1998
====================================================================================================
Net Asset Value,
  Beginning of Year                   $  10.24     $   9.92     $   9.56     $   8.73     $  10.12
----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                   0.24         0.27         0.30         0.36         0.32
  Net realized and unrealized
    gain (loss)                          (1.46)        0.68         3.85         0.78        (1.35)
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      (1.22)        0.95         4.15         1.14        (1.03)
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.24)       (0.29)       (0.39)       (0.31)       (0.28)
  Net realized gains                     (0.32)       (0.34)       (3.40)          --        (0.08)
----------------------------------------------------------------------------------------------------
Total Distributions                      (0.56)       (0.63)       (3.79)       (0.31)       (0.36)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $   8.46     $  10.24     $   9.92     $   9.56     $   8.73
----------------------------------------------------------------------------------------------------
Total Return                            (12.59)%       9.60%       43.74%       13.47%      (10.43)%
----------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)              $     77     $    100     $    102     $     89     $    123
----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.00%        0.97%        0.96%        0.92%        0.94%
  Net investment income                   2.53         2.49         2.91         3.23         2.88
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     27%          54%          55%          31%          23%
====================================================================================================


      19   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Principal Return Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Security and Growth Fund of Smith Barney Principal Return Fund ("Fund") as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ KPMG LLP


New York, New York
January 13, 2003


      20   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Security and Growth Fund ("Fund") are managed under the direction of the Smith Barney Principal Return Fund ("Trust") Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                              Number of
                                               Term of                                       Portfolios
                                             Office* and              Principal              in the Fund       Other Board
                              Position(s)     Length of              Occupation(s)              Complex         Memberships
                              Held with         Time                  During Past              Overseen          Held by
Name, Address and Age           Fund           Served                  Five Years             by Trustee          Trustee
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
TRUSTEES:

Paul R. Ades                  Trustee           Since          Law Firm of Paul R. Ades          16                None
Paul R. Ades, PLLC                              1988           PLLC; Partner in Law
181 West Main Street                                           Firm of Murov & Ades,
Suite C                                                        Esq.
Babylon, NY 11702
Age 61

Herbert Barg                  Trustee           Since          Retired                           44                None
1460 Drayton Lane                               1994
Wynewood, PA 19096
Age 79

Dwight B. Crane               Trustee           Since          Professor, Harvard                50                None
Harvard Business School                         1986           Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard              Trustee           Since          President of Avatar               16                None
Avatar International, Inc.                      1994           International, Inc.
87 Whittredge Road                                             (Business Development)
Summit, NJ07901                                                (since 1998); Vice Presi-
Age 65                                                         dent of S&S Industries
                                                               (Chemical Distribution)
                                                               (1995-98)

Jerome H. Miller              Trustee           Since          Retired                           16                None
c/o R. Jay Gerken                               1995
Salomon Smith Barney
399 Park Avenue
New York, NY10022
Age 64


      21   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                              Number of
                                               Term of                                       Portfolios
                                             Office* and              Principal              in the Fund       Other Board
                              Position(s)     Length of              Occupation(s)              Complex         Memberships
                              Held with         Time                  During Past              Overseen          Held by
Name, Address and Age           Fund           Served                  Five Years             by Trustee          Trustee
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
TRUSTEES:

Ken Miller                    Trustee           Since          President of Young Stuff           16               None
930 Fifth Avenue                                1988           Apparel Group, Inc.
New York, NY 10021                                             (since 1963)
Age 60

INTERESTED
TRUSTEES:

R. Jay Gerken                 Chairman,         Since          Managing Director of              226               None
SSB                           President         2002           Salomon Smith Barney
399 Park Avenue               and Chief                        Inc. ("SSB")
4th Floor                     Executive
New York, NY 10022            Officer
Age 51


OFFICERS:

Lewis E. Daidone              Senior            Since          Managing Director of              N/A               N/A
SSB                           Vice              1993           SSB; Director and Senior
125 Broad Street              President                        Vice President of Smith
11th Floor                    and Chief                        Barney Fund Manage-
New York, NY 10004            Admini-                          ment LLC ("SBFM") and
Age 45                        strative                         Travelers Investment
                              Officer                          Advisors, Inc. ("TIA")

Richard L. Peteka             Chief             Since          Director and Head of              N/A               N/A
SSB                           Financial         2002           Internal Control for
125 Broad Street              Officer                          Citigroup Asset Manage-
11th Floor                    and                              ment U.S. Mutual Fund
New York, NY 10004            Treasurer                        Administration from
Age 41                                                         1999-2002; Vice Presi-
                                                               dent, Head of Mutual
                                                               Fund Administration and
                                                               Treasurer at Oppenheimer
                                                               Capital from 1996-1999

John G. Goode                 Vice              Since          Managing Director of              N/A               N/A
SSB                           President         1995           SSB; Chairman and Chief
One Sansome Street            and                              Investment Officer of
36th Floor                    Investment                       Davis Skaggs Investment
San Francisco, CA 94104       Officer                          Management, a division
Age 57                                                         of Citigroup Asset
                                                               Management


      22   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                              Number of
                                               Term of                                       Portfolios
                                             Office* and              Principal              in the Fund       Other Board
                              Position(s)     Length of              Occupation(s)              Complex         Memberships
                              Held with         Time                  During Past              Overseen          Held by
Name, Address and Age           Fund           Served                  Five Years             by Trustee          Trustee
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:

Martin R. Hanley              Investment        Since          Managing Director of              N/A               N/A
SSB                           Officer           2001           SSB and Investment
399 Park Avenue                                                Officer of SBFM
New York, NY10022
Age 36

Kaprel Ozsolak                Controller        Since          Vice President of SSB             N/A               N/A
SSB                                             2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor            Secretary         Since          Managing Director of              N/A               N/A
SSB                                             1993           SSB; General Counsel
300 First Stamford Place                                       and Secretary of SBFM
4th Floor                                                      and TIA
Stamford, CT 06902
Age 51

----------
* Each Trustee and officer serves until his or her respective successor has been duly elected and qualified.


      23   Security and Growth Fund  |  2002 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 2002:

      o     A corporate dividends received deductions of 13.27%.

A total of 35.45% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


      24   Security and Growth Fund  |  2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
SECURITY AND
GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES

Paul R. Ades
Herbert Barg
Dwight B. Crane
R. Jay Gerken, Chairman
Frank Hubbard
Jerome H. Miller
Ken Miller

OFFICERS

R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

John G. Goode
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank
  and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Security and Growth Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Principal Return Fund -- Security and Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SECURITY AND GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD1052 1/03                                                              02-4287